UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 26, 2007

(Date of Earliest Event Reported)

1st Pacific Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-52436	20-5738252
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4275 Executive Square, Suite 650,

La Jolla, California 92037

(Address of principal executive offices)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01               Other Events.

On February 26, 2007, executives of 1st Pacific Bancorp (the “Company”) intend to give a presentation at the 2007 Wunderlich West Coast Bank Conference. The slides that will accompany this presentation are attached hereto as Exhibit 99.1.

We expressly disclaim any obligation to update this presentation and caution that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Presentation materials to be used by executives of 1st Pacific Bancorp on February 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

By:	/s/ James H. Burgess
James H. Burgess,
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer

Date:  February 26, 2007